Loans Payable	12 Months Ended
Mar. 31, 2024
Miscellaneous non-current liabilities [Abstract]
Loans Payable [Text Block]

13. Loans Payable

On March 31, 2021, as part of the sale of the net assets in Boden Technologies AB, the Company incurred a loan payable. The facility bears interest at the Swedish government borrowing rate plus 1% per annum and has a maturity date of December 31, 2035. Principal payment plus interest is payable annually. The loan payable is contingently forgiven based on a favourable ruling from the Swedish Tax Authority on the ongoing value tax assessment.

A continuity of the loan balances are as follows:

Boden
Balance, March 31, 2022	$15,692
Interest	223
Repayment	(1,272)
Foreign exchange movement	(1,566)
Balance, March 31, 2023	13,077
Interest	397
Foreign exchange movement	(286)
Balance, March 31, 2024	13,188
Less: Current portion	(2,788)
Non-current portion	$10,400